UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017
HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55580 (Commission File Number)	81-0862795 (IRS Employer Identification No.)

332 S Michigan Avenue, Ninth Floor
Chicago, IL 60604
(Address of Principal Executive Offices)

312-583-7990
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item    8.01.    Other Events.
Estimated Value per Share
On January 4, 2017, the Board of Directors (the “Board”) of Highlands REIT, Inc. (the “Company”) met and approved an estimated value of our common stock equal to $0.35 per share on a fully diluted basis.
Methodology
The Board engaged Real Globe Advisors, LLC (“Real Globe”), an independent third-party real estate advisory firm, to estimate the per share value of our common stock on a fully diluted basis as of December 31, 2016. Real Globe has extensive experience estimating the fair values of commercial real estate. The report furnished to the Board and the audit committee of the Board (the “Audit Committee”) by Real Globe complies with the reporting requirements set forth under Standard Rule 2-2(a) of the Uniform Standards of Professional Appraisal Practice and is certified by a member of the Appraisal Institute with the MAI designation. The Real Globe report, dated as of December 31, 2016, reflects values as of December 31, 2016. Real Globe does not have any direct or indirect interests in any transaction with us or in any currently proposed transaction to which we are a party, and there are no conflicts of interest between Real Globe, on one hand, and the Company or any of our directors, on the other.
To estimate our per share value, Real Globe utilized the “net asset value” or “NAV” method which is based on the fair value of real estate, real estate related investments and all other assets, less the fair value of total liabilities, and also included certain estimated corporate-level transaction costs that the Company would expect to incur in connection with a future potential liquidity event, further described below. The fair value estimate of our real estate assets is equal to the sum of its individual real estate values.
Generally, Real Globe estimated the value of the Company’s wholly-owned real estate and real estate-related assets, using a discounted cash flow, or “DCF”, of projected net operating income, less capital expenditures, for the ten-year period ending December 31, 2026 (or, to normalize net operating income at reversion due to more than usual tenant rollover in the reversion year, for the nine-year period ending December 31, 2025), and applying a market supported discount rate and capitalization rate. In the unique instances that a discounted cash flow methodology was not deemed to be the most appropriate valuation methodology, including, but not limited to, the valuation of land assets, a sales comparison approach was utilized. For all other assets, comprised of working capital (which includes cash and other current assets net of current liabilities), fair value was determined separately. Real Globe also estimated the fair value of the Company’s long-term debt obligations by comparing market interest rates to the contract rates on the Company’s long-term debt and discounting to present value the difference in future payments.
The estimate of certain corporate-level transaction costs was provided to Real Globe by the Company. As previously disclosed, the Company’s investment objectives are to preserve, protect and maximize shareholder value. The Company is evaluating each of its assets on a rigorous and ongoing basis in an effort to optimize the value of its assets. As each of the Company’s assets reaches what the Company believes to be the asset’s optimum value, it will consider disposing of the asset for the purpose of either distributing the net sales proceeds to the Company’s stockholders or retaining the proceeds as part of a plan to achieve an optimal exit value. Given that the Company’s strategy involves a future potential liquidity option for current stockholders, management and the Board determined that the deduction of certain estimated corporate-level transaction costs in connection therewith was appropriate in determining its new estimated per share value. However, there are no assurances that such costs will be incurred at the level estimated by the Company. Additionally, the determination of when a particular property should be sold or otherwise disposed of will be made after consideration of all of the relevant factors, including prevailing and projected economic and market conditions, the cash flow being generated by a particular asset, tax implications of a disposition, debt characteristics of the asset, whether the value of the asset or other investment is anticipated to decline or increase substantially, and whether the Company would receive an acceptable value for such property if it were included in a potential sale of the entire company. The timing of any future potential liquidity event or events will depend upon then prevailing economic and market conditions, which could result in differing holding periods among the assets. As a result, the actual fees and expenses incurred by the Company in connection with the execution of its strategy could differ materially from the amount provided to Real Globe.
Real Globe determined NAV in a manner consistent with the definition of fair value under U.S. generally accepted accounting principles (or “GAAP”) set forth in FASB’s Topic ASC 820. Other than the deduction of certain estimated corporate-level transaction costs that the Company would expect to incur in connection with a future potential liquidity event, the net asset valuation performed by Real Globe complies with the Investment Program Association Practice Guideline 2013-01 “Valuation of Publicly Registered Non-Listed REITS”, dated April 29, 2013.
Generally, net asset value per share was estimated by subtracting the fair value of our total liabilities from the fair value of our total assets and dividing the result by the number of common shares outstanding on a fully diluted basis as of December 31, 2016. Real

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Globe then applied a discount rate and terminal capitalization rate sensitivity analysis by adding and subtracting 50 basis points to the terminal capitalization rate and discount rate for assets where the concluded value was derived based on the discounted cash flow methodology, resulting in a value range equal to $0.35 – $0.40 per share on a fully diluted basis. After rounding down to the nearest penny, the mid-point in that range was $0.37.
The terminal capitalization rate and discount rate have a significant impact on the estimated value under the net asset value method. The following chart presents the impact of changes to our share price based on variations in the terminal capitalization and discount rates within the range of values determined by Real Globe.

Range of Value and Rates
(Not Including Certain Estimated Corporate-Level Transaction Costs)
	Low	Midpoint	High
Share Price	$0.35	$0.37	$0.40
Terminal Capitalization Rate	7.65%	7.15%	6.65%
Discount Rate	8.76%	8.26%	7.76%
In order to estimate the final range of value, Real Globe deducted the $0.02 of certain estimated corporate-level transaction costs that were provided by the Company from the range of value above. The following chart presents the resulting final range of values, net of certain estimated corporate-level transaction costs that the Company would expect to incur in connection with a future potential liquidity event.

Final Range of Value
Per Share
Low	$0.33
Midpoint	$0.35
High	$0.38
On January 4, 2017, the Audit Committee met to review and discuss Real Globe’s report. Following this review, and considering management’s support of Real Globe’s analysis, the Audit Committee unanimously adopted a resolution accepting the Real Globe analysis. The Audit Committee also unanimously adopted a resolution recommending an estimate of per share value as of December 31, 2016 equal to $0.35 per share on a fully diluted basis.
At a full meeting of our Board held on January 4, 2017, the Audit Committee made a recommendation to the Board that the Board adopt and the Company publish an estimate of per share value as of December 31, 2016 equal to $0.35 per share on a fully diluted basis. The Board unanimously adopted this recommendation of estimated per share value, which estimated value assumes a weighted average terminal capitalization rate equal to 7.15% and a discount rate equal to 8.26% and falls within the range of per share net asset values for the Company’s common stock that Real Globe provided in its report.
The following table summarizes the individual components of the Company’s estimate of per share value, rounded:

Per Share
Real Properties (1)	$0.75
Working Capital	$0.06
Total Fair Value of Assets	$0.81
Fair Value of Debt (2)	$(0.440)
Estimated Net Asset Value (Before Certain Estimated Corporate-Level Transaction Costs)	$0.37
Certain Estimated Corporate-Level Transaction Costs	$(0.020)
Company Estimated Net Asset Value (After Certain Estimated Corporate-Level Transaction Costs)	$0.35

(1)	The Company’s value of the real properties reflects a selection of the midpoint (after rounding down to the nearest penny) of the value range reflected in Real Globe’s report.

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The key assumptions (shown on a weighted average basis) that were used by Real Globe for those properties evaluated by a discounted cash flow analysis to estimate the midpoint of the value of the properties are set forth in the following table. These weighted averages exclude assets that have concluded values that are not solely based on future cash flow projections, including, but not limited to, land assets and correctional facilities.

	Multi-Tenant Office(a)	Multi-Tenant Retail	Industrial	Bank Branch
Terminal capitalization rate	6.74%	7.25%	7.75%	6.75%
Discount rate	7.75%	8.39%	8.75%	8.75%
Annual holding period	9 or 10 years	10 years	9 years	10 years
(a) Includes one flex property.

(2)
The fair value of our debt instruments was estimated by Real Globe using discounted cash flow models, which assume a weighted average effective interest rate of 4.92% per annum. We believe that this assumption reflects the terms currently available on similar borrowing terms to borrowers with credit profiles similar to ours.

We believe that the NAV method used to estimate the per share value of our common stock is the methodology most commonly used by non-listed REITs to estimate per share value. We believe that the assumptions described herein to estimate value are within the ranges used by market participants buying and selling similar properties. The estimated value adopted by the Board, including the deduction of certain estimated corporate-level transaction costs, may not, however, represent the fair value as determined in accordance with GAAP of the Company’s assets less its liabilities or current market values. Real properties are currently carried at their amortized cost basis in the Company’s financial statements. The estimated value of our real estate assets reflected above does not necessarily represent the value we would receive or accept if the assets were marketed for sale. The market for commercial real estate can fluctuate and values are expected to change in the future. Further, the estimated per share value of the Company’s common stock does not reflect a liquidity discount for the fact that the shares are not currently traded on a national securities exchange, a discount for the non-transferable nature of or prepayment obligations associated with certain of the Company’s loans and other costs that may be incurred.
As noted above, our estimated per share value does not reflect “enterprise value” which may include an adjustment for:

•	the size of our portfolio given that some buyers may be willing to pay more for a portfolio than they are willing to pay for each property in the portfolio separately;

•	any other intangible value associated with a going concern; or

•	the possibility that our shares could trade at a premium or a discount to net asset value if we listed our shares on a national securities exchange.
Our estimated per share value as of April 28, 2016 was equal to $0.36 per share on a fully diluted basis. The estimated value was based solely upon the net asset value of our real estate assets and liabilities. The following table compares the individual components of estimated value, rounded, as of April 28, 2016 and December 31, 2016, respectively:

	4/28/2016 Per Share	12/31/2016 Per Share
Real Properties	$0.81	$0.75
Working Capital	$0.02	$0.06
Total Fair Value of Assets	$0.83	$0.81
Fair Value of Debt	$(0.470)	$(0.440)
Estimated Net Asset Value (Before Certain Estimated Corporate-Level Transaction Costs)	$0.36	$0.37
Certain Estimated Corporate-Level Transaction Costs	N/A	$(0.020)
Company Estimated Net Asset Value (After Certain Estimated Corporate-Level Transaction Costs)	$0.36	$0.35
The number of shares outstanding and used in the calculation, on a fully diluted basis as of December 31, 2016 was 864,890,967.

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Limitations of the Estimated Value per Share
We are providing this estimated value per share to assist broker dealers in meeting their customer account statement reporting obligations.
As with any methodology used to estimate value, the methodology employed by Real Globe and the recommendations made by the Company were based upon a number of estimates and assumptions that may not be accurate or complete. Further, different parties using different assumptions and estimates could derive a different estimated value per share, which could be significantly different from our estimated value per share. The estimated per share value does not represent (i) the amount at which our shares would trade at a national securities exchange, (ii) the amount a stockholder would obtain if he or she tried to sell his or her shares (iii) the amount per share that stockholders would receive in a sale of the entire Company in a single transaction or (iv) the amount stockholders would receive if we liquidated our assets and distributed the proceeds after paying all of our expenses and liabilities. Accordingly, with respect to the estimated value per share, we can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value;

•	a stockholder would ultimately realize distributions per share equal to our estimated value per share upon liquidation of our assets and settlement of our liabilities or a sale of the Company;

•	our shares would trade at a price equal to or greater than the estimated value per share if we listed them on a national securities exchange;

•
the certain estimated corporate-level transaction costs that the Company would expect to incur in connection with a future potential liquidity event reflected in our estimated value will be incurred at the level estimated by the Company; or

•
the methodology used to estimate our value per share would be acceptable to FINRA or that the estimated value per share will satisfy the applicable annual valuation requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Internal Revenue Code of 1986, as amended (the “Code”), with respect to employee benefit plans subject to ERISA and other retirement plans or accounts subject to Section 4975 of the Code.

The estimated value per share was accepted by our Board on January 4, 2017 and reflects the fact that the estimate was calculated at a moment in time. The value of our shares will likely change over time and will be influenced by changes to the value of our individual assets as well as changes and developments in the real estate and capital markets. We currently anticipate publishing a new estimated share value within one year. Nevertheless, stockholders should not rely on the estimated value per share in making a decision to buy or sell shares of our common stock.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements (including, without limitation, statements concerning the estimated per share NAV and assumptions made in determining the estimated per share NAV) are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “estimate,” “will,” “likely” or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as the Company’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from those currently anticipated in these forward-looking statements. In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Actual results may differ materially from these forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Registration Statement on Form 10 and other risks discussed in the Company’s filings with the SEC, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
2017 Annual Meeting of Stockholders

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Meeting and Record Dates

The Board has determined that the 2017 Annual Meeting of Stockholders of the Company (the "Annual Meeting") will be held on Friday, May 19, 2017. The Board has established the close of business on March 31, 2017 as the record date for determining stockholders entitled to vote at the Annual Meeting.

Stockholder Proposals

The Company has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the Annual Meeting. Any such stockholder proposal must be submitted in writing and received by the Secretary of the Company at 332 S Michigan Avenue, Ninth Floor, Chicago, IL 60604, not later than 5:00 pm Central Time on January 19, 2017, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials.

In addition, in accordance with the advance notice provisions set forth in the Company’s Amended and Restated Bylaws, stockholders who wish to bring business before the Annual Meeting outside of Rule 14a-8 under the Exchange Act, or to nominate a person for election as a director, must ensure that written notice of such proposal is received by the Secretary of the Company at 332 S Michigan Avenue, Ninth Floor, Chicago, IL 60604 not later than 5:00 pm Central Time on January 19, 2017 and otherwise comply with the requirements set forth in the Company's Amended and Restated Bylaws.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: January 6, 2017	By:	/s/ Richard Vance
	Name:	Richard Vance
	Title	President and Chief Executive Officer

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